SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                  JUNE 30, 1998

    Structured Asset Mortgage Investments Inc. (as Seller under a Pooling and Servicing Agreement dated as of June 1, 1998 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1998-8)

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
               (Exact name of registrant as specified in charter)

 DELAWARE                333-13617 AND 333-57183                13-3633241
(State or other             (Commission                       (IRS Employer
 jurisdiction of             File Numbers)                 Identification No.)
 incorporation)


                245 PARK AVENUE, NEW YORK, NEW YORK        10167
               (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000

                      BEAR STEARNS MORTGAGE SECURITIES INC.
          (Former name or former address, if changed since last report)


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 Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         EXHIBIT NO.

             1.1 Terms Agreement dated as of June 26, 1998 between the Registrant and Bear, Stearns & Co. Inc.

             4.1 Pooling and Servicing Agreement dated as of June 1, 1998 among the Registrant, Norwest Bank Minnesota, National Association, as master servicer, and The First National Bank of Chicago, as trustee.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                 (Registrant)


 Date: July 13, 1998                 By: /s/ Joseph T. Jurkowski, Jr.
                                        -------------------------------
                                        Name:  Joseph T. Jurkowski, Jr.
                                        Title: Vice President

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                                  EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION

   1.1 Terms Agreement dated as of June 26, 1998 between the Registrant and Bear, Stearns & Co. Inc.

   4.1 Pooling and Servicing Agreement dated as of June 1, 1998 among the Registrant, Norwest Bank Minnesota, National Association, as master servicer, and The First National Bank of Chicago, as trustee.